UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 12, 2025
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FMC CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-2376		94-0479804
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

2929 Walnut Street	Philadelphia	Pennsylvania	19104
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: 215-299-6000
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FMC	New York Stock Exchange

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act.

☐

ITEM 2.05    COSTS ASSOCIATED WITH EXIT OR DISPOSAL COSTS
On December 12, 2025, the Board of Directors of FMC Corporation (the “Company” or “FMC”) approved management’s comprehensive plan, referred to as Project Foundation, to further optimize FMC’s cost structure and organizational operations. A key component of this initiative is the Manufacturing Restructuring Program, which focuses on redesigning FMC’s manufacturing footprint. This includes exiting certain high-cost active ingredient and formulation plants and transitioning production to lower-cost sources. These actions are intended to create a cost-competitive structure that enables FMC’s products to better compete with generics while fully leveraging its innovative technology portfolio. In addition, the Company is implementing cost-reduction initiatives in Asia to reflect the smaller scale of the region’s business following the planned sale of the India commercial operations. FMC will also continue to right-size its cost base and optimize the overall organizational structure, with a sustained focus on driving cost improvements and productivity amid ongoing challenges.
Collectively, these initiatives under Project Foundation are expected to deliver $175 million or more of annual run-rate savings by the end of 2027 once fully implemented.
The Company expects to incur pre-tax restructuring charges over the life of the program in the range of approximately $560 to $635 million, which is subject to future changes, in connection with these efforts. The Company expects non-cash asset write-off and/or accelerated depreciation charges in the range of $420 to $440 million, primarily related to the exit of production activities and manufacturing operations at certain manufacturing sites. In addition to the non-cash write-off charges, the Company expects to incur $140 to $195 million of cash expenditures in connection with these activities: the Company estimates total severance charges and related benefit costs to be in the range of $50 to $80 million; the Company expects to incur cash consulting and other professional service fees totaling approximately $10 to $20 million to help execute these actions; and additionally, we may incur $80 to $95 million in other cash charges, such as decommissioning costs and contract termination charges.
We may incur additional charges in connection with Project Foundation and will provide an estimate of any additional charges when known. Restructuring actions under the program are expected to be substantially complete by the end of 2027. Future actions by the Company or changes in circumstances from current assumptions may cause actual results and future cash payments to differ.
ITEM 2.06    MATERIAL IMPAIRMENTS
The disclosures under Item 2.05 are incorporated by reference into this Item 2.06.
As a result of the recent significant decrease in its stock price, the Company is required under generally accepted accounting principles to test its goodwill and other intangible assets for impairment in connection with the preparation and audit of its financial statements for the year ending December 31, 2025. Absent a recovery in the Company’s stock price, the Company expects to record a significant non-cash impairment within goodwill and other intangible assets. The non-cash accounting charge is not expected to impact the Company’s cash flows from current or future operations.

Forward-Looking Statements
This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the objectives and results of the Manufacturing Restructuring Program, the Company’s cost-reduction initiatives, its ability to right-size its cost base, drive cost improvements and productivity, and the amount of charges incurred as a result of the Manufacturing Restructuring Program. In some cases, FMC has identified these forward-looking statements by such words or phrases as “outlook”, "will likely result," "is confident that," "expect," "expects," "should," "could," "may," "will continue to," "believe," "believes," "anticipates," "predicts," "forecasts," "estimates," "projects," "potential," "intends" or similar expressions identifying "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including the negative of those words or phrases. Such forward-looking statements are based on our current views and assumptions regarding future events, future business conditions and the outlook for the company based on currently available information. The forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement. These statements are qualified by reference to the risk factors included in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2024 (the "2024 Form 10-K"), the section captioned "Forward-Looking Information" in Part II of the 2024 Form 10-K and to similar risk factors and cautionary statements in all other reports and forms filed with the Securities and Exchange Commission ("SEC"). We wish to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Forward-looking statements are qualified in their entirety by the above cautionary statement. We specifically decline to undertake any obligation, and specifically disclaim any duty, to publicly update or revise any forward-looking statements that have been made to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, except as may be required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION (Registrant)

By:	/s/ ANDREW D. SANDIFER
Andrew D. Sandifer Executive Vice President and Chief Financial Officer
Date: December 12, 2025